SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 13, 2006

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2006-3 Mortgage Pass-Through Certificates, Series 2006-3)

MASTR ASSET SECURITIZATION TRUST 2006-3
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-11	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $436,549,511 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class A-LR, Class A-UR, Class 15-PO, Class 30-PO, Class 15-A-X, Class 30-A-X, Class B-1, Class B-2 and Class B-3 Certificates of its MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 on October 27, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 17, 2006, as supplemented by the Prospectus Supplement dated October 27, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2006, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, the “Custodian”) and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class A-LR, Class A-UR, Class 15-PO, Class 30-PO, Class 15-A-X, Class 30-A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class P. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable-rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $440,071,053 as of October 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Trust Agreement, dated as of October 1, 2006, by and among the Depositor, the Trustee and the Trust Administrator.

99.2

Mortgage Loan Purchase Agreement, dated as of October 1, 2006, between the Depositor and the Transferor.

99.3

Servicing Agreement, dated January 1, 2006, among Wells Fargo Bank, N.A., as Master servicer, UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.4

Cenlar Transfer Notice, dated as of October 27, 2006, between UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.5

Seller’s Purchase, Warranties and Servicing Agreement, dated as of November 1, 2005, between SunTrust Asset Funding, LLC, as purchase, and SunTrust Mortgage, Inc., as seller and servicer.

99.6

Regulation AB Compliance Addendum to Seller’s Purchase, Warranties and Servicing Agreement, dated as of September 1, 2006, between SunTrust Asset Funding, LLC, as purchase, and SunTrust Mortgage, Inc., as seller.

99.7

Assignment, Assumption and Recognition Agreement, dated as of October 27, 2006, by and among SunTrust Asset Funding, LLC, as assignor, UBS Real Estate Securities Inc., as assignee and SunTrust Mortgage, Inc., as the company

99.8

Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2004, between UBS Real Estate Securities Inc., as purchaser and SunTrust Mortgage, Inc., as seller.

99.9

Amendment Number One to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated July 1, 2005, between SunTrust Mortgage, Inc., as seller, and UBS Real Estate Securities Inc., as purchaser.

99.10

Amendment Number Two to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated February 28, 2006, between SunTrust Mortgage, Inc., as seller, and UBS Real Estate Securities Inc., as purchaser.

99.11

Amendment Number Three to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated April 1, 2006, between SunTrust Mortgage, Inc., as seller, and UBS Real Estate Securities Inc., as purchaser.

99.12

Assignment, Assumption and Recognition Agreement, dated as of October 27, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee and SunTrust Mortgage, Inc., as the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Peter Slagowitz__________________

Name:

Peter Slagowitz

Title:

Managing Director

By: /s/     Douglas Adelman________________

Name:

Douglas Adelman

Title:

Associate Director

Dated:  November 13, 2006

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Trust Agreement, dated as of October 1, 2006, by and among the Depositor, the Trustee and the Trust Administrator.

99.2

Mortgage Loan Purchase Agreement, dated as of October 1, 2006, between the Depositor and the Transferor.

99.3

Servicing Agreement, dated January 1, 2006, among Wells Fargo Bank, N.A., as Master servicer, UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.4

Cenlar Transfer Notice, dated as of October 27, 2006, between UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.5

Seller’s Purchase, Warranties and Servicing Agreement, dated as of November 1, 2005, between SunTrust Asset Funding, LLC, as purchase, and SunTrust Mortgage, Inc., as seller and servicer.

99.6

Regulation AB Compliance Addendum to Seller’s Purchase, Warranties and Servicing Agreement, dated as of September 1, 2006, between SunTrust Asset Funding, LLC, as purchase, and SunTrust Mortgage, Inc., as seller.

99.7

Assignment, Assumption and Recognition Agreement, dated as of October 27, 2006, by and among SunTrust Asset Funding, LLC, as assignor, UBS Real Estate Securities Inc., as assignee and SunTrust Mortgage, Inc., as the company

99.8

Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of December 1, 2004, between UBS Real Estate Securities Inc., as purchaser and SunTrust Mortgage, Inc., as seller.

99.9

Amendment Number One to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated July 1, 2005, between SunTrust Mortgage, Inc., as seller, and UBS Real Estate Securities Inc., as purchaser.

99.10

Amendment Number Two to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated February 28, 2006, between SunTrust Mortgage, Inc., as seller, and UBS Real Estate Securities Inc., as purchaser.

99.11

Amendment Number Three to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated April 1, 2006, between SunTrust Mortgage, Inc., as seller, and UBS Real Estate Securities Inc., as purchaser.

99.12

Assignment, Assumption and Recognition Agreement, dated as of October 27, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee and SunTrust Mortgage, Inc., as the company.